CHARTER
FOR-PROFIT CORPORATION (ss-4417)

Tre Hargett
Secretary of State

Division of Business Services
Department of State
State of Tennessee
312 Rosa L. Parks AVE, 6th FL
Nashville, TN 37243-1102
(615) 741-2286

Filing Fee: $100.00

For Office Use Only
-FILED-
Control # 000845974

B0241-0061 04/27/2016 9:30 AM Received by Tennessee Secretary of State Tre Hargett

The undersigned, acting as incorporator(s) of a for-profit corporation under the provisions of the Tennessee Business Corporation Act, adopt the following Articles of Incorporation.

1. The name of the corporation is: Virtuoso Surgical, Inc.

(Note: Pursuant to the provisions of T.C.A. §48-14-101(a)(1), each corporation name must contain the words *corporation, incorporated,* or *company* or the abbreviation *corp., inc.,* or *co.*)

2. Name Consent: (Written Consent for Use of Indistinguishable Name)

☐ This entity name already exists in Tennessee and has received name consent from the existing entity.

3. This company has the additional designation of:

4. The name and complete address of its initial registered agent and office located in the State of Tennessee is:

CHARLES MARK PICKRELL
STE 200
5701 OLD HARDING PIKE
NASHVILLE, TN 37205-3623
DAVIDSON COUNTY

5. Fiscal Year Close Month: December **Period of Duration:** Perpetual

6. If the document is not to be effective upon filing by the Secretary of State, the delayed effective date and time is:
(none) (Not to exceed 90 days)

7. The corporation is for profit.

8. The number of shares of stock the corporation is authorized to issue is: 100

9. The complete address of its principal office is:

STE 200
5701 OLD HARDING PIKE
NASHVILLE, TN 37205-3623
DAVIDSON COUNTY

(Note: Pursuant to T.C.A. §10-7-503 all information on this form is public record.)

CHARTER
FOR-PROFIT CORPORATION (ss-4417)

Tre Hargett
Secretary of State

Division of Business Services
Department of State
State of Tennessee
312 Rosa L. Parks AVE, 6th FL
Nashville, TN 37243-1102
(615) 741-2286

Filing Fee: $100.00

For Office Use Only
-FILED-
Control # 000845974

The name of the corporation is: Virtuoso Surgical, Inc.

10. The complete mailing address of the entity (if different from the principal office) is:

11. List the name and complete address of each incorporator:

Title	Name	Business Address	City, State, Zip
Incorporator	Charles M Pickrell	5701 OLD HARDING PIKE STE 200	NASHVILLE, TN 37205-3623

12. Professional Corporation: (required if the additional designation of "Professional Corporation" is entered in section 3.)

☐ I certify that this is a Professional Corporation.

Licensed Profession:

13. Other Provisions:

(Note: Pursuant to T.C.A. §10-7-503 all information on this form is public record.)

Apr 27, 2016 9:30AM
Signature Date

Electronic
Incorporator's Signature

Charles M Pickrell
Incorporator's Name (printed or typed)

B0241-0062 04/27/2016 9:30 AM Received by Tennessee Secretary of State Tre Hargett

ARTICLES OF AMENDMENT TO THE CHARTER FOR-PROFIT CORPORATION (ss-4421)

Business Services Division
Tre Hargett, Secretary of State
State of Tennessee
312 Rosa L. Parks Ave., 6th Fl.
Nashville, TN 37243
(615) 741-2286

Filing Fee: $20.00

For Office Use Only

Pursuant to the provisions of T.C.A. § 48-24-106 the undersigned corporation adopts the following articles of amendment to its charter:

1. Please insert the name of the corporation as it appears on record: Virtuoso Surgical, Inc.
   If Changing the name, insert the new name: ______
   Secretary of State control number (If known): 000845974

2. If the document is not to be effective upon filing by the Secretary of State, the delayed effective date and time is:
   (Not to exceed 90 days) Effective Date: ___/___/___ (Month / Day / Year) Time: ______

3. Please insert any changes that apply:
   A. Principal Street Address: ______
   City: ______ State: TN Zip Code: ______ County: ______
   B. Registered Agent: ______
   C. Registered Address: ______

4. Other Provisions: The board of directors is authorized to issue Class A Preferred Shares on terms outlined in the Amended Bylaws, dated May 15, 2018. No shares or class of shares may be issued with terms senior to the Class A Preferred Shares.

5. The amendment was duly adopted on: 5 / 16 / 18 (Month / Day / Year)
   - ☐ The incorporators without shareholder action, as such was not required.
   - ☑ The board of directors without shareholder action, as such was not required.
   - ☐ The shareholders.

Note: Pursuant to T.C.A. § 10-7-503 all information on this form is public record.

5/17/18	[signature]
Signature Date	Signature
Secretary	C. Mark Pickrell
Signer's Capacity (if other than individual capacity)	Name (printed or typed)

1537-3853 05/18/2018 10:51 AM Received by Tennessee Secretary of State Tre Hargett

B0725-7832 10/15/2019 2:42 PM Received by Tennessee Secretary of State Tre Hargett

ARTICLES OF AMENDMENT TO THE CHARTER FOR-PROFIT CORPORATION (ss-4421)

For Office Use Only

Business Services Division
Tre Hargett, Secretary of State
State of Tennessee
312 Rosa L. Parks Ave., 6th Fl.
Nashville, TN 37243
(615) 741-2286

Filing Fee: $20.00

Pursuant to the provisions of T.C.A. § 48-24-106 the undersigned corporation adopts the following articles of amendment to its charter:

1. Please insert the name of the corporation as it appears on record: Virtuoso Surgical, Inc.

   If Changing the name, insert the new name: ______

   Secretary of State control number (If known): 000845974

2. If the document is not to be effective upon filing by the Secretary of State, the delayed effective date and time is:

   (Not to exceed 90 days) Effective Date: ___/___/___ (Month / Day / Year) Time: ______

3. Please insert any changes that apply:

   A. Principal Street Address: ______

   City: ______ State: TN Zip Code: ______ County: ______

   B. Registered Agent: ______

   C. Registered Address: ______

4. Other Provisions: The number of authorized common shares of the Corporation is increased from 100 shares to 2,000,000 shares. A 10,000:1 stock split for outstanding & issued or reserved shares is also approved. The creation of Class A Preferred Shares by the Board of Directors on 5/16/18 is ratified by the shareholders.

5. The amendment was duly adopted on: 8 / 7 / 19 (Month / Day / Year)

   ☐ The incorporators without shareholder action, as such was not required.

   ☐ The board of directors without shareholder action, as such was not required.

   ☑ The shareholders.

Note: Pursuant to T.C.A. § 10-7-503 all information on this form is public record.

August 7, 2019
Signature Date

[Signature]
Signature

Secretary
Signer's Capacity (if other than individual capacity)

C. Mark Pickrell
Name (printed or typed)